UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 3, 2006

Metalico, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

186 North Ave. East, Cranford, New Jersey		07016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(908) 497-9610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02 Unregistered Sales of Equity Securities.

On November 3, 2006, the Registrant entered into an agreement with Carlos E. Agüero, the Registrant’s Chairman, President, and Chief Executive Officer and a principal shareholder, as purchaser, to acquire 274,726 shares of the Registrant’s common stock at its closing price ($4.55) on such date for aggregate consideration of $1,250,000. The Registrant intends to use the proceeds for working capital purposes, including a potential investment. Closing is contingent solely on approval by the American Stock Exchange. The sale and issuance of the Registrant’s common stock in the above-described transaction were made pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, as they were made without any form of general solicitation to a party with full access to all material information relating to the securities issued.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 8.01 below is incorporated by reference into this Item 7.01. In accordance with general instruction B.2. of Form 8-K, this information as incorporated here is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01 Other Events.

On November 3, 2006, the Registrant’s Board of Directors approved an investment of $2,500,000 in AgriFuel Co., a privately-held Delaware corporation ("AgriFuel"). AgriFuel intends to produce and market biofuels (including biodiesel) refined from agricultural feedstocks such as soybeans and other oil-producing plant materials as well as spent vegetable oils from restaurants. Biofuels are clean-burning alternative fuels containing no petroleum that can be used in blends with petroleum or independently in motor vehicles and in certain heating systems. The Registrant has used blends of at least 20% biodiesel to fuel most of the trucks used in its New York State operations since June of 2005. Use of biofuels is expected to reduce consumers’ dependence on petroleum-based fuels. The Registrant’s investment will make it the holder of a majority of the shares of stock of AgriFuel and give it control over AgriFuel. The remaining shares of AgriFuel stock are owned by several independent investors, some of whom also own stock in the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.

November 3, 2006	By:	Carlos E. Aguero

Name: Carlos E. Aguero
Title: Chairman, President and Chief Executive Officer